Exhibit 99.1
NEWBRIDGE BANCORP NASDAQ: NBBC6th Annual Sterne Agee Financial Services Symposium Orlando, Florida February 17 – 18, 2011www.newbridgebank.com

Forward Looking Statements Information in this presentation may contain forward looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Forward looking statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, or general economic conditions. Additional factors are discussed in the Company’s filings with the SEC, including without limitation, Forms 10-K, 10-Q and 8-K. NewBridge Bancorp undertakes no obligation to revise these statements following the date of this presentation.

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook Summary

Corporate Profile Headquarters: Greensboro, NC Ticker: NBBC Assets: $1.8 billion Branch locations: 30* Tangible book: $6.79 per share
Price to tangible book: 69% Common equity to assets: 6.14% Risk weighted capital: 13.13%
As of December 31, 2010. *On December 21, 2010, NewBridge Bank announced it had entered into an agreement to sell its Harrisonburg, VA operations.

Corporate Profile Branch Locations* Piedmont Triad – NC 27 Coastal – NC 3 30 *On December 21, 2010, NewBridge Bank announced it had entered into an agreement to sell its Harrisonburg, VA operations.

Background NewBridge Bancorp Formed July 2007 from a merger of equals Two mature franchises in proximate location of NC’s third largest MSA Strong core deposits with an opportunity to expand market share New management team overcoming challenges Legacy organizations lacked uniform credit culture and defined performance culture Bank locations were not positioned to serve the financial districts of the MSA Largest market share competitor experienced a liquidity crisis

Leadership
LIVING our Guiding Principles FOCUSING on our Vision and Mission
EXECUTING our Strategic, Operating and Profit Plans
Pressley A. Ridgill, CPA, CFP® (58)
President and Chief Executive Officer
35 years of banking and financial services experience
Ramsey K. Hamadi, CPA, MBA (41)
Executive Vice President and Chief Financial Officer 19 years of banking and financial services experience
David P. Barksdale (46)
Executive Vice President and Chief Banking Officer 20 years of banking experience
William W. Budd, Jr. (48)
Executive Vice President and Chief Credit Officer 25 years of banking experience
Robin S. Hager (48)
Executive Vice President and Chief Resource Officer 26 years of banking experience
Pictured (from left to right): Robin Hager, Wes Budd, Pressley Ridgill (center), David Barksdale and Ramsey Hamadi.

Significant Accomplishments
Profitable in each of the last five quarters
Charged off $115 million, or 7%, of loans and OREO since 2007 Reduced branches from 42 to 30* Reduced staff from 690 to 481 Improved core efficiency from 85% to 67% Increased core deposits from 55% to 66% Improved asset liability management practices Developed robust risk management policies and procedures
*Includes the pending sale of the Virginia operations announced December 21, 2010.

Branch Planning
2010 Branch Plan – close seven, open two, agreement to sell one
Eliminated low performing branches
Costs of closure are generally low due to age of facilities
Commercial growth opportunities are limited in mature rural communities
Reduced overlapping locations Announced sale of operations in Virginia
Annually evaluate the branch footprint for efficiency and growth opportunities
Open offices convenient to the commercial districts in:
Greensboro Winston-Salem High Point

NBBC Overview
Recent Performance
Loan Portfolio Analysis Outlook Summary

Full Year 2010 Results
Net income totaled $3.4 million
Net interest income increased $10.1 million
Net interest margin improved 82 basis points to 4.00% Provision for credit losses declined $14.5 million from prior year Nonperforming loans fell 47% from the peak level (excluding TDRs) Core deposits increased 16% for the year Core efficiency improved to 67%

Trends
Net Income Total Risk Based Capital
14.00% $2,000
$1,000
13.00% $-
$(1,000) 12.00% thousands) $(2,000) $(3,000) 11.00%
$ $(4,000)
(
10.00% $(5,000)
$(6,000)
9.00% $(7,000) Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10
Provision for Credit Losses Net Interest Margin
4.50% $12,000
$10,000 4.00%
$8,000 thousands)
3.50% $6,000
$$4,000 ( 3.00% $2,000 $- 2.50%
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10

Managing Net Interest Margin
NIM increased 82 basis points to 4.00% for 2010
Maintained disciplined loan pricing strategies Interest rate floors, pricing on yield curve Courage and confidence to price according to risk
Continued our core deposit relationship strategies over the last year
Incentives shifted to core deposits from single service time deposits
Deposit costs decreased 106 basis points Time deposits reduced $179 million Core deposits increased $132 million Improved asset liability management practices

Growing Core Deposits
December 2010 December 2009
DDA
DDA Time 11% Time 10% Deposits Deposits 34% 45% NOW, Savings & NOW, Savings & Money Market Money Market 55% 45%
DDA Now, Savings & Money Market Time Deposits DDA Now, Savings & Money Market Time Deposits

Non-Interest Income
Investment Services, Trust, Mortgage Banking and Private Banking
Investment and Trust Services revenues increased 22% over prior year
NewBridge Bank ranked #17 nationally within Raymond James
Bradford Mortgage acquisition (December 2009) resulting in a 262% increase in mortgage revenues over prior year Growth in mortgage revenue and investment fees have offset modest declines in deposit fee income
Private Banking initiative launched (late 2009)

Controlling Non-Interest Expense
Efficiency, net of OREO related expense, improved from 84% in 2009 to 67% in 2010 Implemented disciplined Profit Plan accountability Lowered 2010 non-interest expense $5.0 million August 2010 core processing system conversion
Significant expense savings Increased functionality
Franchise Validation Plan developed and implemented Investing in sales staff
Reduced branches from 42 at merger to 30* Reduced staff from 690 at merger to 481
*On December 21, 2010, NewBridge Bank announced it had entered into an agreement to sell its Harrisonburg, VA operations.

NBBC Overview Recent Performance
Loan Portfolio Analysis
Outlook Summary

Improving Asset Quality
Nonperforming loans, net of TDRs, declined 47% from June 2009 peak NPAs and total past dues peaked in February 2010 30-89 day past dues are down 29% since February 2010 peak AD&C portfolio has contracted $32 million, or 19%, year over year NBBC is materially below the FFIEC high CRE concentration definition
Texas Ratio*: 59% at December 2009 57% at December 2010
* Texas ratio equals nonperforming assets divided by the sum of tangible common equity and allowance for credit losses.

Loan Composition
December 2010
16%
6% 40%
6% 4% 28%*
Commercial income producing Rental 1-4
Commercial construction and A&D/raw land Residential construction and lots/A&D C and I* Consumer
*Includes owner occupied R/E of $198.0 million.

AD&C Portfolio Mix
($ in millions)
December 2010 $12.8 $15.3 $3.2
$23.9
$29.4
$49.2
Residential construction — builder spec Residential construction - pre-sold Residential A&D Commercial construction Commercial raw land Acquisition & development — commercial
Total AD&C Portfolio: $133.8 million

Income Producing CRE by Collateral Type
($ in millions)
December 2010
$13.9 $28.6 $4.8 $46.2 $17.5
$26.0
$40.2 $37.6
Residential rental C-store Hotel/motel Industrial Office Retail Special purpose/other Restaurant
Total Including Producing Portfolio: $214.8 million

Nonperforming Asset Trends Nonaccruing Loans, TDR and OREO
$95 $85 $75 millions) $65 $55 $45 $( $35 $25 $15
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Nonaccruing loans Troubled debt restructured loans OREO

Impaired and Potential Problem Loans December 31, 2010 September 30, 2010 December 31, 2009
Loans evaluated for impairment $38,303 $40,621 $46,122 Other nonperforming loans 12,282 11,399 12,107 Total nonperforming loans 50,585 52,020 58,229 Other potential problem loans 110,924 118,067 66,725 Total impaired and potential problem loans $161,509 $170,087 $124,954

Impaired and Potential Problem Loans
($ in millions)
December 2010
By Purpose By Market
$10.4 $23.4 $29.1 $37.1
$12.3 $42.6 $21.0 $4.8 $34.3 $32.8 $29.5 $21.9 Residential AD&C Commercial AD&C Coastal Credit admin Commercial real estate Commercial owner occupied Forsyth/Stokes GSO/Ala/Rock 1-4 Family Commercial & industrial Lex/HP/Tville Virginia
Total impaired and potential problem loans: $149.6 million

Migration of Potential Problem Loans Substandard Doubtful
$180
$160
$140 $40 $120 millions) $100 millions) $80 $$
( ( $20 $60 $40 $20 $0 $0
Jan Feb March April May June July Aug Sept Dec Jan Feb March April May June July Aug Sept Dec

ALLL Analysis
Charged off $115 million of loans and OREO since 2007 Impaired loans have been written down 21% as of Q4 2010 ALLL to total loans is 2.15% as of Q4 2010
— UBPR Peer percentage — 2.12%
95% of ALLL is in general reserves $28.8 million ALLL covers projected charge-offs by 1.50x

Risk Management Infrastructure
Internal loan review reports to Board Credit Committee External loan review engaged by Board Credit Committee Appraisal/valuation function is independent from production Centralized construction administration Centralized retail and small business underwriting Fully automated commercial loan origination platform Loan concentration parameters set at market level and product level

NBBC Overview Recent Performance
Outlook
Summary

Outlook
Increased profit on a smaller balance sheet Credit related costs expected to decline Net interest margin stable at 4%
Credit improvement has relieved pressure to raise capital
TARP repayment is not a near-term priority
Time will provide investors with greater clarity regarding value of NBBC
Strategic acquisitions could necessitate capital raise
Measured investment in profitable business lines Continued focus on cost management culture Prepared to be an opportunistic/strategic acquirer

NBBC Overview Recent Performance Outlook
Summary

Summary
Thriving community bank with critical mass Improving asset quality Gaining deposit share in an attractive MSA Talented management team No immediate capital needs
Pursuing organic and acquired growth opportunities
Trading at a discount to tangible book value

NASDAQ: NBBC
6th Annual Sterne Agee Financial Services Symposium Orlando, Florida February 17 — 18, 2011
www.newbridgebank.com